ESPEY MFG. & ELECTRONICS CORP.

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 13, 2003

                             ---------------------

                                                                October 20, 2003

To the Shareholders of

      ESPEY MFG. & ELECTRONICS CORP.:

      You are cordially invited to attend the Annual Meeting of Shareholders of Espey Mfg. & Electronics Corp., which will be held at the Hilton Garden Inn, 125 South Broadway, Saratoga Springs, New York, on November 13, 2003, at 10:00 a.m., Eastern Standard Time, for the following purposes:

      1. To elect three Class A Directors to serve for a three year term or until their respective successors are duly elected and qualify; and

      2. To ratify the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending June 30, 2004; and

      3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on October 6, 2003, as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, said meeting or any adjournment thereof. The books for transfer of the Company's capital stock will not be closed.

      Even if you expect to attend the meeting in person, it is urged by the Company that you mark, sign, date and return the enclosed proxy. The proxy may be revoked at any time before it is voted and shareholders who execute proxies may nevertheless attend the meeting and vote their shares in person. Every properly signed proxy will be voted as specified unless previously revoked.

                                By Order of the Board of Directors,


                                          PEGGY A. MURPHY
                                        Corporate Secretary

      Please make your specifications and sign and date the enclosed proxy and mail it promptly in the accompanying pre-addressed, postage-free envelope.

                                     ESPEY

                            An ISO Certified Company

                         ESPEY MFG. & ELECTRONICS CORP.
                               233 Ballston Avenue
                        Saratoga Springs, New York 12866

                                 PROXY STATEMENT

      The enclosed proxy is solicited by the Board of Directors of Espey Mfg. & Electronics Corp. (the "Company") for use in voting at the Annual Meeting of the Shareholders of the Company to be held at the Hilton Garden Inn, 125 South Broadway, Saratoga Springs, New York, on November 13, 2003, at 10:00 a.m., Eastern Standard Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Meeting. It is anticipated that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the form of proxy will be mailed on or about October 20, 2003.

Voting and Revocability of Proxies

      Every properly dated, executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares represented by such proxy will be voted for the election of Class A Directors nominated by the Board of Directors. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting thereof by voting in person at the Annual Meeting, by giving written notice to the Secretary prior to the Annual Meeting, or by signing and delivering a new proxy card bearing a later date.

      The Company's only class of voting securities is its Common Stock, par value $.33-1/3 per share (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. In accordance with the Company's By-Laws and applicable state law, the election of directors will be determined by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote thereon, in person or by proxy, at the Annual Meeting. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-vote") will not be counted. Cumulative voting in connection with the election of directors is not permitted. In accordance with the Company's By-Laws and applicable state law, the affirmative vote of shares representing a majority of the votes cast by the holders of shares present and entitled to vote is required to approve the other matters to be voted on at the Annual Meeting. Shares, which are voted to abstain and broker non-votes, are not counted as votes cast on any matter to which they relate.

      The By-Laws of the Company provide that the majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Shares, which are voted to abstain, are considered as present at the Annual Meeting for the purposes of determining a quorum. Broker non-votes are considered as not present at the Annual Meeting for the purposes of determining a quorum.

Record Date and Share Ownership

      Only holders of Common Stock of record on the books of the Company at the close of business on October 6, 2003 will be entitled to vote at the meeting. There were outstanding and entitled to vote on October 6, 2003, 1,012,714 shares of Common Stock.

                              ELECTION OF DIRECTORS

      The Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall consist of three classes of directors (Class A, Class B and Class C) with overlapping three-year terms. One class of directors is to be elected each year for a term extending to the third succeeding Annual Meeting after such election or until their respective successors are duly elected and qualify. The terms of the three Class A Directors expire at the current Annual Meeting. The Board of Directors has nominated three persons to stand for election as Class A Directors.

      The votes will be cast pursuant to the enclosed proxy for the election of each of the Class A nominees named below unless specification is made withholding such authority. Each of the nominees is presently a director of the Company. Should any of said nominees for Class A Directors become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies may not be voted for a greater number of persons than the nominees named.

      The names and business experience for the past five years of the three persons who have been nominated by the Board of Directors to stand for election as Class A Directors at the Annual Meeting and the remaining directors whose terms are continuing until the 2004 or 2005 Annual Meeting appear below.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES FOR CLASS A DIRECTOR.

                 NOMINEES FOR CLASS A DIRECTORS -- SERVING FOR A
               THREE YEAR TERM EXPIRING AT THE 2006 ANNUAL MEETING

                                                                                                                 Period to
                                              Offices and                                                           Date
                                            Positions Held                                                       Served as
       Name                   Age            with Company             Principal Occupation or Employment          Director
       ----                   ---           --------------            ----------------------------------         ---------
Howard Pinsley (1) ........   63           President, Chief       Howard Pinsley for more than the past five       1992
                                           Executive Officer      years has been employed by the Company
                                           and Chairman of        on a full-time basis as Program Director
                                           the Board              prior to being elected Vice President-
                                                                  Special Power Supplies on April 3, 1992.
                                                                  On December 6, 1996, Mr. Pinsley was
                                                                  elected to the position of Executive Vice
                                                                  President. On June 9,1998 he was elected
                                                                  to the positions of President and Chief
                                                                  Operating Officer. Subsequently he became
                                                                  Chief Executive Officer and Chairman of
                                                                  the Board.

Alvin O. Sabo .............   60                 --               Attorney engaged in private practice of law      1999
                                                                  and Senior Partner of the law firm of
                                                                  Donohue, Sabo, Varley & Armstrong, P.C.
                                                                  in Albany, NY since 1980. Prior to that
                                                                  position, he was Assistant Attorney General,
                                                                  State of New York, Department of Law
                                                                  for eleven years.

Carl Helmetag .............   55                 --               President and CEO of UVEX Inc. in                1999
                                                                  Providence, RI. From 1996 to 1999, he was
                                                                  President and CEO of HEAD USA Inc.
                                                                  Prior to that position, Mr. Helmetag was
                                                                  Executive Vice President and then President
                                                                  at Dynastar Inc. from 1978 to 1996. He is
                                                                  an MBA graduate from The Wharton School
                                                                  of Business, University of Pennsylvania.

                        CLASS B DIRECTORS -- SERVING FOR
              A THREE YEAR TERM EXPIRING AT THE 2004 ANNUAL MEETING

                                                                                                                 Period to
                                              Offices and                                                           Date
                                            Positions Held                                                       Served as
       Name                   Age            with Company             Principal Occupation or Employment          Director
       ----                   ---           --------------            ----------------------------------         ---------
William P. Greene .........   73                 --               Mr. Greene was Vice President of                  1992
                                                                  Operations from March 1, 1999, and
                                                                  resigned as an executive officer effective
                                                                  December 31, 2000. Prior to joining the
                                                                  company, he was Vice President of Finance
                                                                  for ComCierge, LLC, San Diego, CA,
                                                                  since August 1997. Prior to that position,
                                                                  he was Vice President of Operations for
                                                                  Bulk Materials International Co.,
                                                                  Newton, CT, from 1993 to July 1997.
                                                                  From 1991 to 1993, Dr. Greene was
                                                                  Associate Professor of Finance and
                                                                  International Business, Pennsylvania State
                                                                  University in Kutztown, PA. From 1985 to
                                                                  1990, he was Associate Dean of the School
                                                                  of Business, United States International
                                                                  University, San Diego, CA. From 1992 to
                                                                  1995, he was Chairman of the Department
                                                                  of Business, Skidmore College, Saratoga
                                                                  Springs, NY. Prior to that he had been
                                                                  employed as an officer for several
                                                                  financial institutions.

Seymour Saslow ............   82                 --               Mr. Saslow was Senior Vice President since        1992
                                                                  December 6, 1996, and resigned as an
                                                                  executive officer effective December 31, 1999.
                                                                  Prior to being elected to Senior Vice President,
                                                                  Mr. Saslow served as Vice President-
                                                                  Engineering since April 3, 1992.

                       CLASS C DIRECTORS -- SERVING FOR A
               THREE YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING

                                                                                                                 Period to
                                              Offices and                                                           Date
                                            Positions Held                                                       Served as
       Name                   Age            with Company             Principal Occupation or Employment          Director
       ----                   ---           --------------            ----------------------------------         ---------
Paul J. Corr ..............   59                 --               Certified Public Accountant and a Professor       1992
                                                                  of Business, Skidmore College, in Saratoga
                                                                  Springs, NY, since 1981, currently holding
                                                                  the position of Associate Professor; Mr. Corr
                                                                  is also a shareholder in the Latham, New York
                                                                  accounting firm of Rutnik, Matt & Corr, P.C.

Barry Pinsley (1) .........   61        Non-Executive Officer     Certified Public Accountant who for five          1994
                                                                  years acted as a consultant to the Company
                                                                  prior to his election as a Vice President-
                                                                  Special Projects on March 25, 1994. On
                                                                  December 6, 1997, Mr. Pinsley was elected
                                                                  to the position of Vice President-Investor
                                                                  Relations and Human Resources, from which
                                                                  he resigned on June 9, 1998. Mr. Pinsley
                                                                  has been a practicing Certified Public
                                                                  Accountant in Saratoga Springs,
                                                                  New York since 1975.

Michael W. Wool ...........   57                 --               Attorney engaged in private practice              1990
                                                                  of law and Senior Partner since 1982 in
                                                                  the law firm of Langrock, Sperry & Wool,
                                                                  with offices in Burlington, VT and
                                                                  Middlebury, VT.

----------
(1)   Barry Pinsley and Howard Pinsley are cousins.

      Howard Pinsley serves as a director of All American Semiconductor, Inc. None of the other directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Act of 1933 or any company registered as an Investment Company under the Investment Company Act of 1940.

      The only individuals currently considered executive officers of the Company not identified above are:

      Garry M. Jones, 63, Assistant Treasurer and Principal Accounting Officer of the Company since August 4, 1988. He was also the Principal Financial Officer from August 4, 1988 to September 10, 1993. Prior to being elected an officer of the Company, Mr. Jones was employed by the Company on a full-time basis as a Senior Accountant.

      John J. Pompay, Jr., 68, Vice President of Marketing and Sales since December 6, 1996. During the past five years and before being elected to his present position, Mr. Pompay was employed by the Company on a full-time basis as Director of Marketing and Sales.

      Peggy Murphy, 45, Secretary of the Company since December 11, 1998. She has been employed by the Company as Director of Human Resources since October 1998.

      David A. O'Neil, 38, Treasurer and Principal Financial Officer since January 4, 2000. Mr. O'Neil is a Certified Public Accountant who, prior to joining the Company, was a Senior Manager at the accounting firm of KPMG LLP.

      Timothy A. Polidore, 43, Assistant Treasurer since December 8, 2000. Mr. Polidore joined the Company on May 17, 1999. Prior to joining the Company he was Accounting Manager for Brinks, Inc.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

      During the Company's fiscal year ended June 30, 2003, the Board of Directors held a total of 7 meetings, and each director then in office attended at least 75% of such meetings.

      The Board has a standing Audit Committee whose members are Paul J. Corr, Chairman, Alvin O. Sabo and Carl Helmetag. The functions of this Committee include reviewing the engagement of the independent accountants, the scope and timing of the audit and any non-audit services to be rendered by the independent accountants, reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls, and reviewing the report of the independent accountants upon completion of its audit. During the fiscal year ended June 30, 2003 the Committee held 5 meetings, and each Committee member attended at least 75% of such meetings.

      The Board has a standing Stock Option Committee whose members are Howard Pinsley, Paul J. Corr and Barry Pinsley. The functions of this Committee include determining to whom, and the time or times at which, options will be granted, the number of shares of common stock that comprise each option and the exercise price and vesting schedule for options granted pursuant to the Company's 2000 Stock Option Plan. During the fiscal year ended June 30, 2003, the Stock Option Committee held 1 meeting, and each Stock Option Committee member attended this meeting.

     There is no standing nominating or compensation committee of the Board of Directors, or committees performing similar functions with the exception of the Stock Option Committee.

                            COMPENSATION OF DIRECTORS

      In accordance with the Company's standard arrangement, each director of the Company received an annual fee from the Company in the amount of $12,000 for being a member of the Board of Directors. Each Director that serves as a member of the Audit Committee is compensated an additional annual fee of $5,000. Each Director that serves as a member of the Succession Committee or the Mergers and Acquisition Committee is compensated an additional $2,500 for each committee. These fees are paid monthly to the Directors. Executive officers that also serve on the Company's Board of Directors do not receive director's fees.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table summarizes the annual compensation for each of the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001 received by the Company's Chief Executive Officer (or acting in a similar capacity) and the other highest paid executive officers of the Company that received over $100,000 in total compensation as of June 30, 2003:

                           SUMMARY COMPENSATION TABLE

                                                                                  Long Term
                                                                                 Compensation
                                                                                 ------------
                                                                                  Securities
     Name and                                         Annual Compensation         Underlying       All Other
Principal Position            Fiscal Year           Salary            Bonus         Options     Compensation(1)
------------------            -----------           ------            -----         -------     ---------------
Howard Pinsley                   2003              $180,404          $12,500         2,000           $19,109
  President, Chief               2002              $173,120          $25,000         2,000           $11,841
  Executive Officer and          2001              $172,600          $25,000         2,000           $ 9,590
  Chairman of the Board

John J. Pompay, Jr.              2003              $160,554          $25,000           800           $19,244
  Vice President of              2002              $154,340          $25,000           800           $12,134
  Marketing and Sales            2001              $152,938          $25,000           800           $ 9,737

 David A. O'Neil                 2003              $105,490          $10,000           800           $10,738
  Treasurer and Principal        2002              $ 99,950          $12,500           800           $ 9,899
  Financial Officer              2001              $ 91,200          $12,500           800           $ 7,703

----------
(1) Represents (a) the cash and market value of the shares allocated for the respective fiscal years under the Company's Employee Stock Ownership Plan
      (ESOP) to the extent to which each named executive officer is vested, and the Company's matching contribution under the 401K plan.

                          OPTION GRANTS IN FISCAL 2003

                                                                                                 Potential
                                                                                                Realizable
                                                                                                 Value at
                                                                                              Assumed Annual
                         Number of       Percent                                              Rates of Stock
                        Securities      of Total                                            Price Appreciation
                        Underlying       Options                                            for Option Term (1)
                          Options      Granted to        Exercise        Expiration       -----------------------
      Name                Granted       Employees          Price            Date          5% ($)          10% ($)
      ----                -------       ---------          -----            ----          ------          -------
Howard Pinsley             2,000         13.5%           $ 18.50            2013          60,269          95,968

John J. Pompay, Jr.          800          5.4%           $ 18.50            2013          24,107          38,387

David A. O'Neil              800          5.4%           $ 18.50            2013          24,107          38,387

----------
(1) Amounts reflect certain assumed rates of appreciation set forth in the Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises will depend on future performance of the Common Stock. No assurance can be made that the amounts reflected in these columns will be achieved. The values in these columns assume that the fair market value on the date of grant of each option was equal to the exercise price thereof.

      In accordance with the 2000 Stock Option Plan the options reflected in the table above have exercise dates that range from March 1, 2002 through and expiring on March 1, 2013.

Insurance

      The executive officers and directors of the Company can elect to be covered under the company-sponsored health plans, which do not discriminate in favor of the officers, or directors of the Company and which are available generally to all employees. In addition, the executive officers are covered under a group life plan, which does not discriminate, and is available to all employees.

      The Company maintains insurance coverage, as authorized by Section 726 of the New York Business Corporation Law, providing for (a) reimbursement of the Company for payments it makes to indemnify officers and directors of the Company, and (b) payment on behalf of officers and directors of the Company for losses, costs and expenses incurred by such individuals in any actions.

                              EMPLOYMENT CONTRACTS

      The Company has an employment contract with John J. Pompay, Jr. in connection with his duties as Vice President-Marketing and Sales. The contract was effective as of January 1, 2003, and expires on December 31, 2003 unless the parties mutually agree to extend the agreement. The contract provides for a minimum base annual salary of $156,000 plus commissions at the rate of 3% on all payments received by the Company against Mr. Pompay's open orders booked up to and including December 31, 1996, and 1% on all payments received against orders booked by the Company between January 1, 1997 and December 31, 1998. The contract further provides that if Mr. Pompay's employment is terminated by the Company prior to the expiration date, other than for cause, he will continue to receive his full salary for 27 months and commissions due on his orders when payment is received. The contract also provides for a restrictive covenant of non-competition by Mr. Pompay for a period of two years upon termination for cause or termination of the contract by Mr. Pompay. At the end of the contract term Mr. Pompay has the option to accept at the time of his voluntary resignation as an executive officer, an employment contract as a non-executive officer in which he would receive full compensation for 13 weeks and then for the next 143 weeks receive $1,000 per week for services rendered.

      The Company entered into an agreement with Howard Pinsley, President and CEO effective July 1, 2002. The contract allows Mr. Pinsley upon his resignation or termination to become a non-executive officer of the Company for a period of thirty-six months. In consideration for services to be provided by Mr. Pinsley for the equivalent of two days a month after his resignation or termination, and to perform duties as reasonably requested by the Company, he will receive full benefits plus $15,000 per month for the first three months, and $4,333 per month for the next thirty-three consecutive months. This ageement expires on December 31, 2005.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors (the "Committee") is comprised of three independent directors and operates under a written charter, which was attached as Exhibit A to the proxy statement filed in connection with the Company's 2001 Annual Meeting of Stockholders.

      In fulfilling its responsibilities, the Committee has reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended June 30, 2003 with management and the independent auditors.

      The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No.1, Independence Discussions with Audit Committees, and has discussed with the auditors the auditors' independence.

      The Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003.


                                                        Audit Committee:
                                                        Paul J. Corr, Chairman
                                                        Carl Helmetag
                                                        Alvin O. Sabo

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information regarding ownership of the Company's outstanding Common Stock as of October 6, 2003, by each person or group who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.

                  Name and Address of                               Amount and Nature           Percent
                   Beneficial Owner                              of Beneficial Ownership       of Class
                   ----------------                              -----------------------       --------
Dimensional Fund Advisors Inc.........................               73,100 -Direct (1)          7.06%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401

Franklin Resources, Inc...............................               78,900 -Direct (2)          7.60%
  777 Mariners Island Blvd.
  P.O. Box 7777
  San Mateo, CA 94403-7777

The Adirondack Trust Company,.........................              244,845 -Direct (3)         24.24%
  as Trustee of the Company's Employee
  Retirement Plan and Trust
  473 Broadway
  Saratoga Springs, NY 12866

Howard Pinsley,.......................................               43,634 -Direct              5.02%
  233 Ballston Avenue                                                 9,502 -Indirect (4)
  Saratoga Springs, NY 12866

----------
(1) The information as to the number of shares of common stock of the Company that may be deemed beneficially owned by Dimensional Fund Advisors Inc. ("Dimensional") is from the Schedule 13G dated December 31, 2002 filed with the Securities and Exchange Commission (the "SEC"). Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 73,100 shares of Espey Mfg. & Electronics Corp. stock as of December 31, 2002, all of which shares are held in Dimensional investment companies, trusts and accounts. Dimensional, in its role as investment advisor and/or manager, disclaims beneficial ownership of all such shares. Dimensional, in its role as investment advisor and/or manager, reported sole voting power with respect to 73,100 shares.

(2) The information as to the number of shares of common stock of the Company that may be deemed beneficially owned by Franklin Advisory Services, LLC ("Franklin") is from the Schedule 13G, dated January 30, 2003 filed with the SEC. The Franklin statement indicated that Franklin's "investment advisory subsidiaries," have sole voting and dispositive power with respect to all of the shares of common stock shown in the table above for Franklin. The Franklin statement indicates that the common stock set forth in the table is beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect Franklin investment advisory subsidiaries. The statement also indicated that it filed the Schedule 13G on behalf of itself, and Franklin's principal shareholders, Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders"), all of which are deemed beneficial owners of the shares of common stock shown in the above table for Franklin. Franklin and the Principal Shareholders disclaim any economic interest or beneficial ownership in any of the common stock shown in the table for Franklin.

(3) This information is from the Form 4 dated August 22, 2003 filed with the SEC by the Trustee on behalf of the Company's ESOP. The ESOP Trustee has sole voting power with respect to unallocated common shares owned by the Trust, 21,012 shares as of August 22, 2003, as directed by the ESOP Committee appointed by the Company's Board of Directors. As to the common shares allocated to participants, 223,833 shares as of August 22, 2003, the ESOP Trustee has the power to vote such shares as directed by such ESOP Committee to the extent the participants do not direct the manner in which such shares are to be voted.

(4) This information is from the Form 4 dated July 28, 2003. Indirect shares represent stock being held in the Company ESOP.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following information is furnished as of October 6, 2003 (unless otherwise indicated), as to each class of equity securities of the Company beneficially owned by all Directors and Executive Officers and by Directors and Executive Officers of the Company as a Group:

                        Name of                          Amount and Nature               Percent
                   Beneficial Owner                   of Beneficial Ownership           of Class
                   ----------------                   -----------------------           --------
Paul J. Corr .......................................       3,300 - Direct                   *

William P. Greene ..................................         100 - Direct                   *

Carl Helmetag ......................................       3,000 - Direct                   *
                                                             500 - Indirect (3)

Garry M. Jones .....................................       4,533 - Indirect (2)             *

Peggy Murphy .......................................       3,210 - Indirect (2)             *

David A. O'Neil ....................................       1,600 - Direct                   *
                                                           1,801 - Indirect (2)

Barry Pinsley ......................................      37,830 - Direct                 3.70%
                                                           3,161 - Indirect (1,2)

Howard Pinsley .....................................      43,634 - Direct                 5.24%
                                                           9,502 - Indirect (2)

Timothy A. Polidore ................................         834 - Indirect (2)             *

John J. Pompay, Jr. ................................         600 - Direct                   *
                                                           9,984 - Indirect (2)

Alvin O. Sabo ......................................         200 - Direct                   *

Seymour Saslow .....................................       7,559 - Direct                   *

Michael W. Wool ....................................         100 - Direct                   *

Officers and Directors as a Group (13 persons)            97,923 - Direct                12.97%
                                                          33,525 - Indirect

----------
(1) Excludes 2,000 shares owned by the spouse of Barry Pinsley. Beneficial ownership of the shares is disclaimed by Mr. Pinsley

(2) Includes shares allocated to the named director or executive officer as of June 30, 2003 as a participant in the Company's ESOP. Each such person has the right to direct the manner in which such shares allocated to him or her are to be voted by the ESOP Trustee.

(3) Includes 500 shares owned by the trust of Molly K. Helmetag. As trustee of the trust, Mr. Helmetag is deemed beneficial owner, as defined in Rule 13d-3, of the shares held by the trust. Excludes 806 shares owned by the spouse of Mr. Helmetag. Beneficial ownership is disclaimed by Mr. Helmetag, with respect to the shares owned by Mr. Helmetag's spouse.

      There are no arrangements known to the Company, the operation of which may at a subsequent date, result in change of control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      As previously reported, the Company established and sold to the ESOP Trust on June 5, 1989, 331,224 shares of the Company's treasury stock at a price of $26.50 per share, which purchase price was funded by the Company making a cash contribution and loan. Each year, the Company makes contributions to the ESOP, which are used to make loan interest and principal payments to the Company. With each such payment, a portion of the common stock held by the ESOP is allocated to participating employees. As of June 30, 2003, there were 230,562 shares allocated to participants. The loan from the Company to the ESOP is repayable in annual installments of $1,039,605, including interest, through June 30, 2004. Officers of the Company, including Howard Pinsley who is also a director, are eligible to participate in the ESOP and to have shares and cash allocated to their accounts and distributed to them in accordance with the terms of the ESOP.

      The Company paid the law firm of Langrock, Sperry & Wool, of which Michael
W. Wool, a director of the Company, is a partner, a total of $22,000 for legal services during the fiscal year ended June 30, 2003.

                     BOARD OF DIRECTORS' PROPOSAL TO RATIFY
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors, upon the recommendation of the Audit Committee, has recommended the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending June 30, 2004. KPMG LLP was engaged by the Company on September 25, 2003. Also upon the recommendation of the Audit Committee, on September 9, 2003, the Board notified PricewaterhouseCoopers LLP, the Company's independent public accountants for the fiscal year ended June 30, 2003, that the Company would not engage them as independent public accountants for the fiscal year ending June 30, 2004.

      The reports of PricewaterhouseCoopers LLP on the Company's consolidated financial statements for the fiscal years ended June 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      In connection with its audits for the two most recent fiscal years ended June 30, 2003 and 2002 and through September 9, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in the reports of PricewaterhouseCoopers LLP on the financial statements for such years.

      During the two most recent fiscal years ended June 30, 2003 and 2002 and through September 9, 2003, there have been no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

      The Company has provided PricewaterhouseCoopers LLP with a copy of the foregoing statements. Attached as Exhibit 16.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 16, 2003, is a letter from PricewaterhouseCoopers LLP stating that it agrees with such statements that concern PricewaterhouseCoopers LLP.

      The Company engaged KPMG LLP as the Company's independent public accountants effective September 25, 2003. During the Company's two most recent fiscal years ended June 30, 2003 and 2002 and the subsequent interim period prior to engaging KPMG LLP, neither the Company nor anyone on its behalf consulted with KPMG LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). .

      Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for ratification of the appointment of KPMG LLP as independent public accountants for the fiscal year ending June 30, 2004. The Company is advised by said firm that neither KPMG LLP nor any of its partners now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

      A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from shareholders. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from shareholders with respect to services it has provided for the fiscal year ended June 30, 2003.

      The Audit Committee has approved this change of the Company's independent public accountants. If the stockholders do not ratify the appointment of KPMG LLP the Board will consider other independent public accountants upon recommendation of the Audit Committee.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR ENDING JUNE 30, 2004.

      The following amounts were billed to the Company by the independent public accountants for services rendered for the fiscal year ended June 30, 2003:

            Type of Fee                                         Amount Billed
            -----------                                         -------------
            Audit                                               $67,115

            Financial Information Systems Design and
            Implementation Fees                                 None

            All Other Fees                                      $18,300
                                                                -------

            Total                                               $85,415
                                                                =======

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely upon its review of copies of such reports received by it, or upon written representations obtained from certain reporting persons, the Company believes that its officers, directors, and stockholders who own more than ten percent of the Company's equity securities have complied with all Section 16(a) filing requirements.

                                 ANNUAL REPORTS

      The Annual Report of the Company to the shareholders for the fiscal year ended June 30, 2003, including financial statements, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

      A copy of the Company's Annual Report on Form 10-K (including financial statements and schedules thereto) for the fiscal year ended June 30, 2003 filed with the Securities and Exchange Commission will be provided without charge upon the written request of shareholders to Espey Mfg. & Electronics Corp., attention: Investor Relations, 233 Ballston Avenue, Saratoga Springs, New York 12866. The Company's Form 10-K for the fiscal year ended June 30, 2003 can also be viewed electronically through a link at the Company's website (www.espey.com).

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

      Any shareholder proposal which may be a proper subject for inclusion in the proxy statement and for consideration at the 2004 Annual Meeting must be received by the Company at its principal executive office no later than June 20, 2004, if it is to be included in the Company's 2004 proxy statement and proxy form.

                                  OTHER MATTERS

Proxy Solicitation

      The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

Other Matters

      The Company is unaware of any other matter that will be brought before the meeting for action. If other matters should come before the meeting, which require a shareholder vote, it is intended that the proxy holders will use their own discretion in voting on such other matters.

                                         By Order of the Board of Directors,


                                                   HOWARD PINSLEY
                                         President, Chief Executive Officer
                                         and Chairman of the Board

October 20, 2003
Saratoga Springs, New York

This proxy is solicited on behalf of the Board of Directors
ESPEY MFG. & ELECTRONICS CORP.

C
O
M
M
O
N

Proxy for THE
2003 ANNUAL Meeting of SHAREHOLDERS
November 13, 2003
The undersigned hereby appoints Howard Pinsley and Barry Pinsley as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2003 Annual Meeting of Shareholders to be held on November 13, 2003 or any adjournment thereof.

Please be sure to sign and date
this Proxy in the box below.

Date

Stockholder sign above

Co-holder (if any) sign above

1. Election of Class A Directors
[_] FOR all nominees listed below
   (except as marked to the contrary below)
[_]   WITHHOLD AUTHORITY
  to vote for all nominees listed below
Howard Pinsley
Alvin O. Sabo
Carl Helmetag
Management recommends a vote FOR these nominees.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For" box above and write the nominee's name in the space provided below.

2. Proposal to approve the appointment of KPMG LLP as the independent public accountants of the Company.

[_]  FOR           [_] AGAINST           [_]  ABSTAIN
Management recommends a vote FOR this proposal.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Detach here, sign, date and mail in postage paid envelope provided.

ESPEY MFG. & ELECTRONICS CORP.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

This proxy is solicited on behalf of the Board of Directors
ESPEY MFG. & ELECTRONICS CORP.

E
S
O
P

P
L
A
N

Proxy for THE
2003 ANNUAL Meeting of SHAREHOLDERS
November 13, 2003
The undersigned hereby appoints Howard Pinsley and Barry Pinsley as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2003 Annual Meeting of Shareholders to be held on November 13, 2003 or any adjournment thereof.

Please be sure to sign and date
this Proxy in the box below.

Date

Stockholder sign above

Co-holder (if any) sign above

1. Election of Class A Directors
[_]    FOR all nominees listed below
       (except as marked to the contrary below)
[_]    WITHHOLD AUTHORITY
       to vote for all nominees listed below Howard Pinsley
Alvin O. Sabo
Carl Helmetag
Management recommends a vote FOR these nominees.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For" box above and write the nominee's name in the space provided below.

2. Proposal to approve the appointment of KPMG LLP as the independent public accountants of the Company.

[_]  FOR           [_]  AGAINST           [_]  ABSTAIN
Management recommends a vote FOR this proposal.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Detach here, sign, date and mail in postage paid envelope provided.

ESPEY MFG. & ELECTRONICS CORP.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.